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                                                                   EXHIBIT 10.14

                                  AMENDMENT TO
                         DEFERRED COMPENSATION AGREEMENT

         Agreement made as of the 10th day of November, 1998, by and between POLO RALPH LAUREN CORPORATION, a Delaware corporation (the "Company"), and F. Lance Isham (the "Executive").

         The Company (as successor to Polo Ralph Lauren, L.P.) and Executive are parties to a Deferred Compensation Agreement, made as of the 2nd day of April, 1995 (the "Deferred Compensation Agreement").

         Executive has been with effect from this day appointed President of the Company and, in connection therewith and with related actions taken with respect to that certain Amended and Restated Employment, dated as of the date hereof, between the Company and Executive, the parties wish to modify the Deferred Compensation Agreement.

         NOW, THEREFORE, intending to be bound the parties hereby agree as follows:

         1. Capitalized terms defined in the Deferred Compensation Agreement and used herein shall have the same meaning herein. All references to the Company in the Deferred Compensation Agreement are to Polo Ralph Lauren Corporation.

         2. Section 1(a) of the Deferred Compensation Agreement is hereby amended so that no crediting to the Deferred Compensation Account shall be made with respect to incentive or bonus payments for any period after fiscal 1999 (i.e., the fiscal year ending April 3, 1999), provided that crediting with respect to Executive's bonus for fiscal 1999, if any, under the Company's Executive Incentive Plan, shall be made even if such bonus is paid in fiscal 2000.

         3. The Deferred Compensation Agreement remains in full force and effect and unmodified except as herein provided.

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

                                            POLO RALPH LAUREN CORPORATION,
                                            a Delaware corporation

                                            By:      /s/ Michael J. Newman
                                                     ---------------------
                                                     Michael J. Newman

                                            EXECUTIVE:

                                            By:      /s/ F. Lance Isham
                                                     ----------------------
                                                     F. Lance Isham